Rule 497(e)
File Nos. 333-145333 and 811-22105

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-4 Series Account

SUPPLEMENT Dated May 14, 2010
To the Prospectus dated May 1, 2010

On or about May 1, 2010, Ameriprise Financial Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America, N.A.  In connection with this acquisition, RiverSource Investments, LLC became the investment advisor to the Columbia Variable Series and is now known as Columbia Management Investment Advisers, LLC.

Accordingly, on page 16, the advisor for the Columbia Variable Series is deleted in its entirety and replaced with Columbia Management Investment Advisers, LLC.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2010.  Please keep this supplement for future reference.